Exhibit 10.1

                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT, dated May 15, 1998, between the person and/or entity whose name and address appears on the signature page attached hereto (individually a "Holder" or collectively with the holders of the other Securities issued pursuant to a 5% Convertible Preferred Stock and Common Stock Purchase Agreement of even date herewith, as defined below, the "Holders") and Xybernaut Corporation, a corporation having its principle place of business at 12701 Four Lakes Circle, Fairfax, VA 22033.

            WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders are purchasing from the Company, pursuant to a 5% Convertible Preferred Stock Securities Purchase Agreement dated the date hereof (the "Agreement"), 110,294 shares of Common Stock, par value $.01 per share (the "Common Shares") at a price of $3.40 per share, and 375 shares of Series C Preferred Stock of the Company, par value $.01 per share (the "Convertible Preferred Stock") at a price of $1,000 per share, each share convertible into one share of the Company's Common Stock, $0.01 par value per share (the "Conversion Shares" , and, collectively with the Common Shares, the "Shares"), for an aggregate purchase price of $750,000; and

            WHEREAS,   the   Company   desires  to  grant  to  the  Holders  the
registration rights set forth herein with respect to the Shares.

            NOW, THEREFORE, the parties hereto mutually agree as follows:

            Section 1. Registrable Securities. As used herein the term "Registrable Security" means each of the Conversion Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

            Section 2. Restrictions on Transfer. The Holder acknowledges and understands that unless registered, the Conversion Shares, Common Shares and the Convertible Preferred Stock are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holder understands that no disposition or transfer of the Common Shares, Conversion Shares or the Convertible Preferred Stock may be made by Holder in the absence of (i) an opinion of counsel reasonably satisfactory to the Company that such transfer may be made or (ii) a registration statement under the Securities Act is then in effect with respect thereto.

            Section 3. Registration Rights. (a) The Company shall prepare and file a registration statement (the "Registration Statement") with the Securities and Exchange Commission ("SEC"), on one occasion, at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all holders of Registrable Securities, so as to permit a non-underwritten public offering and sale of the Registrable Securities under the Act. The number of Registrable Securities to be registered shall be one hundred fifty (150%) percent of the number of shares that would be required if all the Registrable Securities were converted at a price of $3.40 per share on the effective date of the Registration Statement.



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            (b)   The  Company  will  maintain  any  Registration  Statement  or post-effective amendment filed under this Section 3 hereof current under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date the holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144 or (iii) the second anniversary of the effective date of the Registration Statement.

            (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of any Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys'
fees) shall be borne by the Company. The Holder shall bear the cost of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall use its best efforts to qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Holder with copies of such Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holder.

            (d) The Company shall not be required by this Section 3 to include a Holder's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for the Company the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

            (e) In the event the Registration Statement to be filed by the Company pursuant to Section 3 (a) above is not declared effective by the SEC within ninety (90) days of the Closing Date, as defined in the Agreement, then, unless waived by Holder, the Company will pay Holder, as liquidated damages for such failure and not as a penalty, two (2%) percent of the outstanding principal amount of the Preferred Shares for each month thereafter until the Company procures registration of the Conversion Shares.

            If the Company does not remit the damages to the Holder as set forth above, the Company will pay the Holder's reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. Such payment shall be made to the Holder immediately if the registration of the Conversion Shares are not effected; provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Conversion Shares pursuant to this Section. The registration of the Conversion Shares pursuant to this provision shall not affect or limit Holder's other rights or remedies as set forth in this Agreement. Any payment pursuant to this
Section 3(e) shall be made either in cash or paid in additional shares of Common Stock at the discretion of the Company.

            (f) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Registrable Securities pursuant to this Section 3.

            Section 4. Cooperation with Company. Holders will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.





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



            Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

            (a) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 of the SEC);

            (b) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

            (c) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder, shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

            (d) use its best efforts to list such securities on NASDAQ or any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange or NASDAQ;

            (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

            (f) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            Section 6. Indemnification.

            (a) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 3 hereof, the Company agrees to indemnify and hold harmless the Holder ("Distributing Holders") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all attorneys' fees), to which the Distributing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not



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misleading;  provided,  however,  that the Company will not be liable (i) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof, or (ii) to pay any amounts paid in settlement of any loss, claim, damage or liability if such settlement is effected without the consent of the Company. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, or director may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof); arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement requested by such Distributing Holder, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof and, provided further, that the indemnity agreement contained in this Section 6(b) shall not inure to the benefit of the Company with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Company failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Company was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Distributing Holders may otherwise have.

            (c)   Promptly  after  receipt by an  indemnified  party  under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the reasonable fees and out-of-pocket expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both



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the Distributing  Holder and the indemnifying party and the Distributing  Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and out-of-pocket expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

            Section 7. Notices. Any notice pursuant to this Agreement by the Company or by the Holder shall be in writing and shall be deemed to have been duty given if delivered by (i) hand, (ii) by facsimile and followed by mail delivery, or (iii) if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

            (a) If to the Holder, to its, his or her address set forth on the signature page of this Agreement, with a copy to the person designated in the Agreement.

            (b)   If to the Company,

                           at  Xybernaut  Corporation,

                           12701 Four Lakes Circle

                           Fairfax,  VA 22033

                           Attn:  Edward G. Newman,  President,

                           (tele) (703) 631-6925

                           (fax) (703)  631-7070

                           and a copy to

                           Parker Chapin Flattau & Klimpl, LLP

                           1211  Avenue of the  Americas

                           New  York,  NY 10036

                           Attn:  Martin  Eric Weisberg,  Esq.

            or to such other address as any such party may designate by notice to the other party. Notices shall be deemed given at the time they are delivered personally or five (5) days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two (2) days after such facsimile is sent.




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            Section 8. Assignment.  This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement cannot be assigned, amended or modified by the parties hereto, except by written agreement executed by the parties. If requested by the Company, the Holder shall have furnished to the Company an opinion of counsel reasonably satisfactory to the Company to such effect.

            Section 9. Conflicts. In the event of any inconsistency or conflict between the terms and provisions of this Agreement, and the terms and provisions of the Purchase Agreement or the Certificate of Designation, the terms and provisions of the Certificate of Designation shall prevail.

            Section  10.   Counterparts.   This  Agreement  may  be  executed  i
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            Section 11. Headings. The Headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            Section 12. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to its principles of conflicts of laws. Each of the parties hereto agrees that ion the event of any dispute arising hereunder venue shall be New York, New York and each party hereby submits to the jurisdiction of the United States Federal Court in the Southern District of New York.

            Section 13. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.









                                  [End of Page]

                            [Signature page follows]




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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, on the day and year first written.



                                              XYBERNAUT CORPORATION





                                              By _____________________________

                                                     Officer





                                              LIBERTYVIEW PLUS FUND, Purchaser





                                              By _____________________________

                                                     Officer



                                              Address: Libertyview Plus Fund

                                              c/o Libertyview Capital Management

                                              101 Hudson Street

                                              Suite #3700

                                              Jersey City, New Jersey 07302

                                              (tele) 201-200-9093

                                              (fax) 201-200-1140








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



                                              LIBERTYVIEW FUND, LLC, Purchaser





                                              By _____________________________

                                                     Officer





                                              CPR (USA) INC., Purchaser





                                              By _____________________________
                                                     Officer








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